MERRILL LYNCH
ASSET BUILDER
PROGRAM, INC.




FUND LOGO




Quarterly Report

April 30, 1998


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.










Merrill Lynch
Asset Builder Program, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Merrill Lynch Asset Builder Program, Inc.


Officers and
Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Christopher G. Ayoub, Senior Vice President
Lawrence R. Fuller, Senior Vice President
Geraldine C. Gunn, Senior Vice President
Jay C. Harbeck, Senior Vice President
Norman R. Harvey, Senior Vice President
Robert J. Martorelli, Senior Vice President
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Thomas R. Robinson, Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Asset Builder Program, Inc., April 30, 1998


DEAR SHAREHOLDER


We are pleased to provide you with this quarterly report for Merrill Lynch Asset Builder Program, Inc. The Program consists of five separate diversified portfolios, each with its own investment objectives.

Complete performance information, including average annual total returns, for all five portfolios can be found on pages 7-10 of this report to shareholders.


Fundamental Value Portfolio
The US stock market soared to record highs during the quarter ended April 30, 1998, overcoming investor skittishness early in the period regarding the potential for an economic slowdown induced by the Asian currency crisis. Concerns were calmed with the release of statistics supporting continued robust economic growth with benign inflation. Gross domestic product (GDP) gained a solid 4.8% in the first quarter of 1998, with strong consumer spending and higher-than-expected inventory accumulation offsetting a weak trade sector.
Lower import prices and modest labor cost increases kept inflation in check so that the Federal Reserve Board did not need to tighten monetary policy.

Fundamental Value Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +14.38%, +14.11%, +14.04% and +14.35%, respectively, for the quarter ended April 30, 1998, exceeding the total return of +13.84% for the unmanaged Standard & Poor's 500 (S&P
500) Index. (Results shown do not reflect sales charges and would be lower if sales charges were included.) The Portfolio's heavy weightings in the basic industry, consumer cyclical and technology sectors proved beneficial to its performance because these areas enjoyed solid gains. Basic industry and consumer cyclical issues benefited from continued strong economic growth and modest valuations, while many technology equities recovered from oversold fourth quarter of 1997 levels. Leading individual gainers for the Portfolio included: Exabyte Corp., Kmart Corporation, Pharmaceutical Product Development, Inc. and Dresser Industries, Inc., each of which gained in excess of 35% during the three-month period ended April 30, 1998.

During the April quarter, we initiated positions in two out-of-favor sectors--energy and gold--that we believed offered attractive risk/reward prospects. In the energy industry, we initiated positions in two lagging equities, Royal Dutch Petroleum Company and Diamond Offshore Drilling, Inc., and increased our existing position in Occidental Petroleum Corp. Petroleum equities have been poor market performers, reflecting the weak commodity price environment and resultant lackluster earnings progress. We viewed the weakness as a buying opportunity in these reasonably valued defensive shares. We believe the fundamental outlook for energy markets will strengthen going forward, reflecting the Organization of Petroleum Exporting Countries' production restraint and an improved demand outlook as Asia stabilizes and as El Nino's adverse weather influence begins to moderate. We viewed Royal Dutch Petroleum as a quality integrated international energy company, while Diamond Offshore afforded exposure to the attractive deepwater drilling market. Fundamentals for the undersupplied deepwater market are strong and are expected to remain so through at least the end of the decade. We purchased shares of Diamond Offshore at 12 times 1999 estimated earnings, a sharp discount to its forecasted earnings per share growth rate.

In the gold sector, we initiated a position in Newmont Mining Corporation. Gold equities have been out of favor for some time, reflecting numerous factors including a proposal by the Swiss to sell one-half of their gold reserves; central bank gold sales as nations prepare for entry into the European Monetary Union (EMU); the Asian currency crisis, which dampened demand as the dollar cost of gold jewelry rose; and the lack of inflation, since gold has traditionally held appeal as a store of value during inflationary times. We believe the gold market may be nearing an inflection point. The establishment of the EMU in 1999 is likely to relieve some of the selling pressure, as the amount of gold backing the Euro (the currency of the EMU) will be more clearly defined. The supply of gold is expected to be further constrained by production and exploration cutbacks, since about one-half of the gold mines in the world are unprofitable at current prices. We viewed Newmont Mining as the quality leader in this out-of-favor industry. Newmont has a solid asset base, is the lowest cost producer and is benefiting from a synergistic acquisition.

We purchased two equities that faced company-specific adversities that we believed were nearing resolution, Columbia/HCA Healthcare Corporation and Union Pacific Corporation. Columbia/HCA, the largest investor-owned hospital company, has been mired in a Justice Department investigation of its Medicare billing practices. The investigation has caused significant upheaval within the company, including a management shakeup, sizable legal expenditures and adverse operating trends. We believe the company may be nearing a resolution of this protracted and damaging process. Accordingly, Columbia/HCA offered attractive turnaround potential, in our view. New management has undertaken significant steps to improve the company's operations, including proposed asset sales and spin-offs and cost reductions. To brighten the company's tarnished image, a highly regarded ethics executive has been named as well as an impressive slate of new board of directors. We believe these steps, complemented by recently improved admission trends and an eventual share buyback program, could lead to an enhanced valuation for these downtrodden shares.

We purchased shares of Union Pacific Corporation, the nation's largest railroad company, on weakness related to integration problems associated with its merger with Southern Pacific Corp. The company's management has taken significant actions to resolve the resultant congestion problems. These actions include traffic rerouting, train consolidation and service cancellations. Ultimately, we expect the company to realize significant synergies from the acquisition, and to benefit from the sizable demand for rail capacity being experienced in the Western region of the United States. The company's financial position could be fortified by the sale/initial public offering of the company's Overnight Transportation unit and/or by the sale of real estate holdings.

Two positions initiated during the April quarter, Motorola, Inc. and Kimberly-Clark Corporation, offered attractive earnings recovery prospects, in our view. Motorola has reported disappointing earnings over the last several quarters reflecting the adverse influence of the Asian crisis on its cellular and semiconductor businesses; weakness in the handset segment as the company transitions from analog to digital products; and market share losses in the cellular infrastructure segment. Although the near-term outlook for the company remains cloudy, we believed the current valuation to be attractive. During the quarter, Motorola was trading 39% below its 1997 high and at 1.1 times revenues, a sharp discount to comparable companies. We forecasted improved 1999 prospects, based on an expected turnaround in the semiconductor business, an improved product flow in the cellular segment and a potential corporate restructuring.

Kimberly-Clark Corporation, a global manufacturer of consumer and personal care products, has significantly underperformed the stock market for two years, reflecting disappointing earnings progress. The problems stemmed principally from the company's European operations, where Kimberly-Clark faces intense competitive pressures as well as sizable start-up costs related to new product introductions. We believed the drag from these operating impediments would moder-ate going forward, and that earnings would be further enhanced by product price increases, asset sales and a share buyback program. Accordingly, we viewed the share price weakness as providing a buying opportunity. During the quarter, Kimberly-Clark was trading at a sharp 30% discount to the stock market multiple based on 1999 estimated earnings per share and at a sizable discount to comparable companies' valuations.

Completed sales in the period included U S West Media Group, which reached our price target, and Dillard's Inc., which continued to report disappointing earnings progress. Partial sales included Ford Motor Co. and Kmart Corporation, which neared our price targets, and Digital Equipment Corporation, which was the subject of a takeover.

With the stock market trading at record valuation levels, Fundamental Value Portfolio continues to present reasonable valuation characteristics, in our view. The Portfolio trades at an attractive 70% of the stock market price/earnings multiple on 1999 estimated earnings per share and at 40% of the market's price/book value ratio.


Global Opportunity Portfolio
As of April 30, 1998, the asset allocation for Global Opportunity
Portfolio was: foreign stocks, 41% of net assets; US stocks, 35%;
foreign bonds, 12%; US bonds, 9%; and cash reserves, 3%.

During the three months ended April 30, 1998, we shifted assets into US and foreign stocks, thereby reducing our position in US and foreign bonds and cash. While we decreased US bonds from 15% of net assets as of January 31,1998 to 9% as of April 30, 1998, we modestly extended the Portfolio's duration from 5.9 years to 6.1 years. We took advantage of a backup in US interest rates to extend the duration in late April. At that time, yields on 30-year US Treasury obligations approached 6%, a level that appeared attractive given expectations of a modest reduction in US economic activity in coming months. The slowdown is likely to reflect the increasing impact of the weakness in Asian economies on US exports. Less robust export growth is likely to increasingly offset strong domestic companies' demand.


Merrill Lynch Asset Builder Program, Inc., April 30, 1998


In the foreign bond sector, we took advantage of price strength to liquidate our commitments in Italian, Spanish and French bonds. We also sold our Canadian bond position. The residual foreign bond weighting is allocated to Europe, including Germany, Denmark, the United Kingdom and Sweden. We continued to hedge the equivalent of the full weighting in European stocks and bonds and Japanese equities back into US dollars.

We raised our foreign equity representation from 28% of net assets as of January 31, 1998 to 41% as of April 30, 1998. We continued to place emphasis on European equities, given the favorable economic fundamentals and prospects for corporate restructuring. New positions in Europe included UBS, Daimler-Benz AG, Axa-UAP, Elf Aquitaine S.A. and British Aerospace PLC. On the other hand, concerns about prospects in the Japanese economy have led us to remain underweighted in Japanese equities relative to the benchmark unmanaged Morgan Stanley Europe, Australasia, Far East Index. In emerging markets, we continued to prefer Latin America, and in particular, Mexico, over the shares of Asian companies.

We also increased the US equity sector from 28% of net assets to 35% during the three months ended April 30, 1998. Among the US equity commitments in the Portfolio, our changed interest rate outlook has led us to reduce the weighting in the financial services sector in favor of areas that are more sensitive to US economic growth. The most notable sectors that we increased included capital goods, communications and technology. We continued to maintain a balance between the largest-capitalization companies, including recently established positions in Walt Disney Company, The Gillette Company and Intel Corporation, and smaller-capitalization companies that we believe are attractively valued. Examples of new positions of the latter included Premier Parks Inc. and COMSAT Corporation.


Growth Opportunity Portfolio
For the quarter ended April 30, 1998, total returns for Growth Opportunity Portfolio's Class A, Class B, Class C and Class D Shares were +14.90%, +14.54%, +14.56% and +14.75%, respectively, exceeding the total returns for both the unmanaged Standard & Poor's 500 and the Lipper Analytical Services' Growth Funds Average of +13.84% and +13.75%, respectively. (Fund performance does not reflect sales charges and would be lower if sales charges were included.) The major reason for the favorable relative performance was that five of the Portfolio's top ten equity holdings had total returns in excess of the competitive benchmarks. These companies were Pfizer, Incorporated, Wal-Mart Stores, Inc., Walt Disney Company, Microsoft Corporation and Cisco Systems, Inc. Other holdings which contributed significantly to the Portfolio's returns for the April quarter were Texas Instruments Inc., Northern Telecom Limited, Boston Scientific Corp., Morgan Stanley, Dean Witter , Discover and Co., Telefonaktiebolaget LM Ericsson (ADR), State Street Corp., Mellon Bank Corp., American International Group, Sprint Corp. and The Gillette Co. Also, 45 of the 77 companies in the Portfolio at the end of the April quarter had quarterly total returns in excess of the total return of the S&P 500 Index for the same period.

During the April quarter, we reduced the Portfolio's weighting in those communications equipment companies whose primary focus was in wired and wireless voice communication. These companies were Lucent Technologies Inc., Northern Telecom Limited and Telefonaktiebolaget LM Ericsson (ADR). However, despite these reductions, at the end of the quarter, the communications equipment sector was 6.4% of net assets, the third-largest industry weighting after software-- computer at 9.9% and pharmaceuticals at 8.2%. The top ten industry sectors in the Portfolio represented 59.3% of net assets. The top ten company investments made up 29.7% of net assets.

We continued to have a positive outlook for the growth of consumer spending on general merchandise including computers and computer software, consumer entertainment and entertainment electronic goods, recorded music, and furniture and household furnishings. The depreciation of Asian currencies continued to have a positive effect on keeping consumer price inflation relatively low. Consumer confidence remained relatively high, and labor markets in the most important service sector continued to be relatively tight. Therefore, real wages have been increasing at a faster rate of growth. The improved competitive position of Asian-based manufacturers showed up in market share gains by these companies, which is likely to assist in keeping inflation rates low in the United States. Capital spending on globally networked operational systems by private corporations appeared to continue at a relatively rapid pace with very positive effects on the revenues and net income of companies that supply data communications equipment, computers and computer software. More than 25% of the Portfolio was invested in companies in these industry sectors at April 30, 1998. We continue to have a positive outlook for investment returns in the US stock market, and had a relatively modest cash reserve position of less than 8% of net assets at the end of the April quarter.


Quality Bond Portfolio
During February, the bond market traded within a narrow range as investors sought to assess the impact of the Asian financial crisis on US economic growth. From a low of 5.80%, the yield on the long-term Treasury bond backed up to 6.00%, despite some favorable news. Most significantly, the Federal Government ran a $17 billion budget surplus for the 12 months ended January 1998. Commodity prices trended down, and there was no change in the growth of the Consumer Price Index. However, investors were concerned with rapid money supply growth fueling a continuing record-high stock market against a background of full employment. These pressures led investors to conclude that the Federal Reserve Board would not lower short-term interest rates in the near future. The long-term Treasury bond ended February at 5.92%, exactly where it had started the year but higher than the low of 5.69% that it had reached in mid-January. In March, long-term Treasury bonds traded within a very narrow range, starting the month at 6.01% and finishing at 5.93%. This was the result of mounting evidence of a continuing strong domestic economy. Consumer spending, employment and production data remained in a growth trend. The Federal Reserve Board reported in its March "beige book" that many US firms were desperate to find workers and were being forced to offer large wage increases. Nevertheless, the stock market, as measured by the Dow Jones Industrial Average (DJIA), soared over 400 points during March, and the bond market's reaction to these concerns was clearly muted. In April, the bond market continued to trade within a narrow range as concerns about an overheating economy were offset by low inflation figures. The DJIA closed near a record 9,200 several times, but fixed-income investors remained more cautious. The yield on the long-term Treasury bond rose over 6.00%, but remained within the narrow range that characterized the market for the past three months.

During the April quarter, we moderately extended the average maturity of the Portfolio from 10.7 years to 11.4 years, swapping out of Treasury issues into corporate bonds at favorable yield spreads. This reduced the percentage of Treasury issues held from 17% of net assets to 11% during the quarter. We also added US industrial and finance bonds, as well as utilities. While our largest single sector consists of industrial issues, we remained underweighted in the utility sector because we believed that many of these issues are fully priced relative to industrial and financial services bonds. In addition, the Portfolio had no exposure to Canadian or Yankee bond issues whose values were being impacted by the deteriorating Asian situation. The average coupon of the Portfolio was 7.17% as of April 30, 1998. We added floating rate securities to the Portfolio. The average quality of the Portfolio was AA-, as rated by Standard & Poor's Corp., which matched the Merrill Lynch Corporate Master Index average of A.


US Government Securities Portfolio
The financial data released during the April quarter revealed more of the same: growth that was strong, inflation that was low, and employment that was high. In a preliminary report gross domestic product (GDP), the nation's total output of goods and services rose at a 4.8% annual rate during the first quarter of 1998. This is up from the 3.7% level for the fourth quarter of 1997 and was driven by the biggest surge in consumer spending in six years. Furthermore, if not for the largest drop ever in exports (a result of Asia's financial crisis), the economy would have expanded even faster. Even as growth continues, inflation remains tame. Both the Consumer Price Index and Producer Price Index are at or near historical low rates of growth. Additionally, the Employment Cost Index, an index watched closely by the Federal Reserve Board as the broadest measure of wage, salary and benefit costs, rose a smaller-than-expected 0.7%. This represents the smallest increase since the first quarter of 1997. Labor costs account for two-thirds of consumer prices. Federal Reserve Board officials have often cited the strength of the labor market as a concern, since it could lead to higher wages, which in turn might stimulate inflation. US average hourly earnings rose an expected 0.3%. The unemployment rates for February, March and April were 4.6%, 4.7% and 4.3%, respectively, and have held below 5% for nearly a year. Federal Reserve Board policy makers have left the overnight bank lending rate (the Federal Funds rate) unchanged at 5.5% for more than a year because inflation has remained low even in the face of high employment and GDP growth numbers that are surpassing expectations. Low inflation coupled with problems in the Asian economies are likely the main variables keeping the Federal Reserve Board from raising interest rates. If these variables change, the Federal Reserve Board will probably move to raise interest rates.


Merrill Lynch Asset Builder Program, Inc., April 30, 1998


During the April quarter, the US Treasury yield curve continued to flatten. Yields on intermediate-term securities, in particular two-year, three-year and five-year Treasury note yields, all moved higher in excess of 25 basis points. The one-year Treasury bill rose by 16 basis points, and the ten-year and 30-year Treasury yields rose by approximately 15 basis points each. The two-year--ten-year Treasury yield spread flattened dramatically from 21 basis points to 11 basis points.

Although interest rates ended the April quarter higher than they started, prepayments continued to be a concern for mortgage-backed securities (MBS) investors. Refinancing a residential mortgage has become more efficient during the past six months. This can be readily seen through the MBA Refi Application Index. Though dramatically off the historical peak seen very early in the year, the Index was consistently high throughout the April quarter. (The Index was created in 1990 and covers all applications to refinance existing mortgages regardless of coupon.)

One of our strategies has been to avoid those securities that would be hurt the most by heavy prepayments. In the 30-year MBS sector, the Portfolio's investments are solely in Government National Mortgage Association (GNMA) securities. In addition to having slower prepayments than conventional MBS, GNMA MBS had better performance. GNMA 6.50%, 7% and 7.50% MBS outperformed their conventional counterparts by 9 basis points, 10 basis points and 15 basis points, respectively. More than 30% of the Portfolio was invested in these 30-year GNMA MBS during the April quarter. Another 23% of the Portfolio was invested in 15-year conventional 6.50% MBS which had a three-month return of 125 basis points. This compares favorably to five-year Treasury notes, which have a similar average life and returned only 26 basis points for the three-month period. The Federal Home Loan Mortgage Corporation 11.50% position, which made up 10% of the Portfolio, continued to add current income through its higher coupon without suffering from prepayments. The prepayments on this bond have consistently been slower than those MBS with as much as 4-point lower mortgage rates.

Additionally, almost one-third of the Portfolio was invested in US Treasury securities. Though underperforming MBS for the April quarter, US Treasury securities helped to maintain the Portfolio's duration during periods of increased volatility. If interest rates continue to move up without a dramatic increase in volatility, we will most likely reduce the Portfolio's Treasury allocation in favor of MBS.


In Conclusion
We thank you for your investment in Merrill Lynch Asset Builder
Program, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming semi-annual report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Geraldine C. Gunn)
Geraldine C. Gunn
Senior Vice President and
Portfolio Manager
Fundamental Value Portfolio



(Thomas R. Robinson)
Thomas R. Robinson
Senior Vice President and
Portfolio Manager
Global Opportunity Portfolio



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager
Growth Opportunity Portfolio



(Jay C. Harbeck)
Jay C. Harbeck
Senior Vice President and
Portfolio Manager
Quality Bond Portfolio



(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and
Portfolio Manager
US Government Securities Portfolio



June 2, 1998





PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Program through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Fundamental Value, Global Opportunity, Growth Opportunity, Quality Bond and US Government Securities Portfolios. In addition, Quality Bond and US Government Securities Portfolios are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a 0.75% distribution fee and a 0.25% account maintenance fee. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios automatically convert to Class D Shares after approximately 8 years. Quality Bond and US Government Securities Portfolios automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Quality Bond and US Government Securities Portfolios. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee) for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a represen-tation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend or payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Asset Builder Program, Inc., April 30, 1998


PERFORMANCE DATA (continued)


Fundamental
Value Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/98                        +35.37%        +28.26%
Inception (2/01/95) to 3/31/98            +23.54         +21.45

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/98                        +33.86%        +29.86%
Inception (2/01/95) to 3/31/98            +22.22         +22.01

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/98                        +33.88%        +32.88%
Inception (2/01/95) to 3/31/98            +22.23         +22.23

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/98                        +35.07%        +27.98%
Inception (2/01/95) to 3/31/98            +23.26         +21.18

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Global
Opportunity
Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/98                        +16.73%        +10.60%
Inception (2/01/95) to 3/31/98            +12.32         +10.42

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/98                        +15.51%        +11.51%
Inception (2/01/95) to 3/31/98            +11.13         +10.88

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/98                        +15.45%        +14.45%
Inception (2/01/95) to 3/31/98            +11.10         +11.10

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/98                        +16.37%        +10.26%
Inception (2/01/95) to 3/31/98            +12.07         +10.17

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Growth
Opportunity
Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/98                        +44.47%        +36.88%
Inception (2/02/96) to 3/31/98            +25.59         +22.49

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/98                        +42.85%        +38.85%
Inception (2/02/96) to 3/31/98            +24.32         +23.60

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/98                        +42.79%        +41.79%
Inception (2/02/96) to 3/31/98            +24.24         +24.24

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/98                        +44.12%        +36.55%
Inception (2/02/96) to 3/31/98            +25.39         +22.30

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Quality Bond
Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/98                        +11.49%         +7.03%
Inception (2/01/95) to 3/31/98            + 7.06          +5.69

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/98                        +10.67%         +6.67%
Inception (2/01/95) to 3/31/98            + 6.16          +5.88

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/98                        +10.59%         +9.59%
Inception (2/01/95) to 3/31/98            + 6.08          +6.08

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/98                        +11.33%         +6.87%
Inception (2/01/95) to 3/31/98            + 6.80          +5.43

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


US Government
Securities
Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/98                        +11.69%         +7.22%
Inception (2/01/95) to 3/31/98            + 9.80          +8.39

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/98                        +10.80%         +6.80%
Inception (2/01/95) to 3/31/98            + 8.91          +8.64

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/98                        +10.72%         +9.72%
Inception (2/01/95) to 3/31/98            + 8.84          +8.84

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/98                        +11.52%         +7.06%
Inception (2/01/95) to 3/31/98            + 9.54          +8.14

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Merrill Lynch Asset Builder Program, Inc., April 30, 1998


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                           12 Month       3 Month         Since           Standardized
                                                            Total          Total         Inception        30-day Yield
                                                            Return         Return       Total Return     As of 4/30/98
Fundamental Value Portfolio Class A Shares                  +37.92%        +14.38%         +98.20%              --
Fundamental Value Portfolio Class B Shares                  +36.45         +14.11          +91.53               --
Fundamental Value Portfolio Class C Shares                  +36.38         +14.04          +91.48               --
Fundamental Value Portfolio Class D Shares                  +37.62         +14.35          +96.83               --
Global Opportunity Portfolio Class A Shares                 +14.85         + 8.60          +45.89               --
Global Opportunity Portfolio Class B Shares                 +13.54         + 8.32          +40.85               --
Global Opportunity Portfolio Class C Shares                 +13.48         + 8.33          +40.73               --
Global Opportunity Portfolio Class D Shares                 +14.59         + 8.52          +44.84               --
Growth Opportunity Portfolio Class A Shares                 +39.10         +14.90          +67.34               --
Growth Opportunity Portfolio Class B Shares                 +37.57         +14.54          +63.43               --
Growth Opportunity Portfolio Class C Shares                 +37.48         +14.56          +63.33               --
Growth Opportunity Portfolio Class D Shares                 +38.78         +14.75          +66.67               --
Quality Bond Portfolio Class A Shares                       +10.74         + 0.80          +24.86              6.13%
Quality Bond Portfolio Class B Shares                       + 9.72         + 0.62          +21.37              5.63
Quality Bond Portfolio Class C Shares                       + 9.76         + 0.61          +21.09              5.58
Quality Bond Portfolio Class D Shares                       +10.36         + 0.74          +23.74              5.88
US Government Securities Portfolio Class A Shares           +10.83         + 1.02          +35.22              6.33
US Government Securities Portfolio Class B Shares           + 9.95         + 0.84          +31.70              5.83
US Government Securities Portfolio Class C Shares           + 9.87         + 0.83          +31.43              5.78
US Government Securities Portfolio Class D Shares           +10.66         + 1.06          +34.20              6.08

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend or payable date. The Program's inception dates are: Fundamental Value Portfolio, Global Opportunity Portfolio, Quality Bond Portfolio and US Government Securities Portfolio, 2/01/95; and Growth Opportunity Portfolio, 2/02/96.



SCHEDULE OF INVESTMENTS                                                                                 (in US dollars)
                   Fundamental Value Portfolio

MIDDLE                                   Shares                                                               Percent of
EAST               Industries             Held          Investments                    Cost         Value     Net Assets
Israel             Computer Services    150,000     Scitex Corp. Ltd.             $ 1,496,111      $ 1,996,875       2.0%

                                                    Total Investments in the
                                                    Middle East                     1,496,111        1,996,875       2.0
NORTH
AMERICA

United States      Automotive            20,000     Ford Motor Co.                    429,535          916,250       1.0
                                         25,000     General Motors Corp.            1,286,517        1,684,375       1.7
                                                                                  -----------      -----------     ------
                                                                                    1,716,052        2,600,625       2.7

                   Banking               15,000     Bankers Trust New York Corp.    1,157,132        1,936,875       2.0
                                         80,000     Hibernia Corp. (Class A)          948,558        1,635,000       1.7
                                          5,000     Wells Fargo & Company           1,274,628        1,842,500       1.9
                                                                                  -----------      -----------     ------
                                                                                    3,380,318        5,414,375       5.6

                   Beverage &            55,000     Seagram Company Ltd. (The)      1,981,064        2,347,813       2.4
                   Entertainment

                   Chemicals             28,000     duPont (E.I.) de
                                                    Nemours & Co.                   1,580,055        2,038,750       2.1
                                         30,000     Great Lakes Chemical
                                                    Corporation                     1,289,188        1,507,500       1.5
                                                                                  -----------      -----------     ------
                                                                                    2,869,243        3,546,250       3.6

                   Computer Software    100,000     Mentor Graphics Corporation       983,068        1,043,750       1.1
                                        160,000     Novell, Inc.                    1,245,994        1,595,000       1.6
                                                                                  -----------      -----------     ------
                                                                                    2,229,062        2,638,750       2.7

                   Conglomerates         47,000     Tenneco, Inc.                   2,030,095        2,023,938       2.1

                   Electric Utilities    35,000     Cinergy Corp.                   1,213,803        1,220,625       1.3

                   Electrical            30,000     General Signal Corporation      1,229,451        1,320,000       1.4
                   Equipment

                   Fertilizer            40,000     IMC Global, Inc.                1,408,459        1,440,000       1.5

                   Financial Services     6,552     Associates First Capital
                                                    Corporation                       273,778          489,771       0.5

                   Gaming                40,000     Circus Circus
                                                    Enterprises, Inc.                 963,565          722,500       0.7
                                         40,000     Harrah's Entertainment, Inc.      765,713        1,042,500       1.1
                                                                                  -----------      -----------     ------
                                                                                    1,729,278        1,765,000       1.8

                   Health Care           17,500     Aetna Inc.                      1,315,639        1,414,219       1.4
                   Services              45,000     Columbia/HCA Healthcare
                                                    Corporation                     1,398,834        1,482,188       1.5
                                         60,000     Humana, Inc.                    1,171,635        1,620,000       1.7
                                                                                  -----------      -----------     ------
                                                                                    3,886,108        4,516,407       4.6

                   Household Products    30,000     Black & Decker Corp.            1,004,613        1,548,750       1.6
                                         20,000     Whirlpool Corporation           1,085,682        1,440,000       1.5
                                                                                  -----------      -----------     ------
                                                                                    2,090,295        2,988,750       3.1

                   Information           25,000     Digital Equipment
                   Processing                       Corporation                       877,863        1,390,625       1.4
                                         22,000     International Business
                                                    Machines Corp.                  1,309,275        2,549,250       2.6
                                                                                  -----------      -----------     ------
                                                                                    2,187,138        3,939,875       4.0


Merrill Lynch Asset Builder Program, Inc., April 30, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                     (in US dollars)
                   Fundamental Value Portfolio (concluded)

NORTH AMERICA                            Shares                                                               Percent of
(concluded)        Industries             Held          Investments                    Cost         Value     Net Assets
United States      Insurance             65,000     TIG Holdings, Inc.          $   1,861,887    $   1,564,063       1.6%
(concluded)
                   Machinery             50,000     ITT Industries Inc.             1,177,983        1,821,875       1.9

                   Medical Services      85,000     Pharmaceutical Product
                                                    Development, Inc.               1,388,032        2,130,313       2.2

                   Metals--Non-Ferrous   45,000     ASARCO Inc.                     1,240,590        1,122,188       1.2

                   Metals--Precious      50,000     Newmont Mining Corporation      1,531,457        1,609,375       1.6

                   Natural Gas           25,000     Enron Corp.                       946,834        1,229,688       1.3

                   Oil--Domestic         72,000     Occidental Petroleum Corp.      1,664,031        2,119,500       2.2
                                         20,000     Sun Company, Inc.                 623,938          808,750       0.8
                                                                                  -----------      -----------     ------
                                                                                    2,287,969        2,928,250       3.0

                   Oil--International    25,000     Exxon Corporation               1,524,560        1,823,437       1.9

                   Oil Services          20,000     Diamond Offshore
                                                    Drilling, Inc.                    971,400        1,012,500       1.0
                                         30,000     Dresser Industries, Inc.          927,909        1,586,250       1.6
                                                                                  -----------      -----------     ------
                                                                                    1,899,309        2,598,750       2.6

                   Packaging             25,000     Crown Cork & Seal
                                                    Company, Inc.                   1,184,042        1,301,562       1.3

                   Paper & Forest        25,000     International Paper Co.           989,942        1,304,687       1.3
                   Products              30,000     Kimberly-Clark Corporation      1,481,123        1,522,500       1.6
                                         70,000     Louisiana-Pacific Corp.         1,551,112        1,531,250       1.6
                                                                                  -----------      -----------     ------
                                                                                    4,022,177        4,358,437       4.5

                   Pharmaceuticals       11,000     Bristol-Myers Squibb Co.          421,102        1,164,625       1.2
                                         40,000     Pharmacia & Upjohn, Inc.        1,326,355        1,682,500       1.7
                                                                                  -----------      -----------     ------
                                                                                    1,747,457        2,847,125       2.9

                   Photography           25,000     Eastman Kodak Co.               1,765,546        1,804,687       1.8

                   Publishing/           27,500     Dow Jones & Company, Inc.       1,021,761        1,338,906       1.4
                   Newspapers

                   Railroads             40,000     Union Pacific Corporation       2,306,781        2,190,000       2.2

                   Real Estate           12,100     Pennsylvania Real
                   Investment Trusts                Estate Investment Trust           271,253          287,375       0.3

                   Retail               120,000     Kmart Corporation               1,328,180        2,092,500       2.2
                                         25,000     Sears, Roebuck & Co.            1,121,527        1,482,812       1.5
                                         45,000     Toys 'R' Us, Inc.               1,178,997        1,240,312       1.3
                                         40,000     Woolworth Corp.                   560,713          920,000       0.9
                                                                                  -----------      -----------     ------
                                                                                    4,189,417        5,735,624       5.9

                   Semiconductors        23,000     Motorola, Inc.                  1,264,744        1,279,375       1.3
                                         20,000     Texas Instruments Inc.            877,717        1,281,250       1.3
                                                                                  -----------      -----------     ------
                                                                                    2,142,461        2,560,625       2.6

                   Steel                 40,000     USX-US Steel Group, Inc.        1,147,077        1,565,000       1.6
                                        100,000     WHX Corp.                         902,908        1,568,750       1.6
                                                                                  -----------      -----------     ------
                                                                                    2,049,985        3,133,750       3.2

                   Technology            70,000     Exabyte Corp.                     889,435          800,625       0.8

                   Telecommunications    30,000     AT&T Corp.                      1,067,987        1,801,875       1.8
                                         35,000     GTE Corp.                       1,555,539        2,045,312       2.1
                                                                                  -----------      -----------     ------
                                                                                    2,623,526        3,847,187       3.9

                                                    Total Investments in
                                                    North America                  66,296,606       83,286,021      85.4

WESTERN
EUROPE

Netherlands        Oil--International    25,000     Royal Dutch Petroleum
                                                    Company (NY Registered
                                                    Shares)                         1,378,731        1,414,062       1.5

                                                    Total Investments in
                                                    Western Europe                  1,378,731        1,414,062       1.5

SHORT-TERM                                Face
SECURITIES                               Amount            Issue

                   Commercial     US$ 2,000,000     Countrywide Home Loans, Inc.,
                   Paper*                           5.54% due 5/08/1998             1,997,846        1,997,846       2.0
                                      2,120,000     General Electric Capital Corp.,
                                                    5.56% due 5/01/1998             2,120,000        2,120,000       2.2
                                      3,000,000     Park Avenue Receivables Corp.,
                                                    5.53% due 5/05/1998             2,998,157        2,998,157       3.1

                   US Government      4,000,000     Federal Home Loan Mortgage
                   Agency                           Corp., 5.42% due 5/13/1998      3,992,773        3,992,773       4.1
                   Obligations*

                                                    Total Investments in
                                                    Short-Term Securities          11,108,776       11,108,776      11.4

                   Total Investments                                              $80,280,224       97,805,734     100.3
                                                                                  ===========
                   Liabilities in Excess of Other Assets                                              (277,415)      (0.3)
                                                                                                   -----------     ------
                   Net Assets                                                                      $97,528,319     100.0%
                                                                                                   ===========     ======

                   Net Asset Value:     Class A--Based on net assets of $395,747
                                                 and 24,744 shares outstanding                     $     15.99
                                                                                                   ===========
                                        Class B--Based on net assets of $61,097,316
                                                 and 3,894,680 shares outstanding                  $     15.69
                                                                                                   ===========
                                        Class C--Based on net assets of $29,531,248
                                                 and 1,883,132 shares outstanding                  $     15.68
                                                                                                   ===========
                                        Class D--Based on net assets of $6,504,008
                                                 and 408,063 shares outstanding                    $     15.94
                                                                                                   ===========

                  *Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the rates paid at the time of purchase by the Portfolio.




SCHEDULE OF INVESTMENTS                                                                                (in US dollars)

                   Global Opportunity Portfolio

                                          Face                                                                Percent of
COUNTRY                                  Amount      Foreign Government Obligations     Cost        Value     Net Assets
Denmark                        Dkr    5,100,000     Danish Government Bonds, 7%
                                                    due 11/15/2007                $   814,777      $   841,229       1.2%

Germany                                             Bundesrepublik Deutschland:
                                DM      850,000        6.50% due 10/14/2005           547,951          520,234       0.8
                                      1,150,000        6% due 7/04/2007               672,594          687,628       1.0
                                        850,000        6% due 6/20/2016               472,899          512,274       0.8
                                        800,000        5.625% due 1/04/2028           442,422          451,148       0.7
                                        800,000     Treuhandanstalt, 6.875% due
                                                    6/11/2003                         532,016          489,365       0.7
                                                                                  -----------      -----------     ------
                                                                                    2,667,882        2,660,649       4.0


Merrill Lynch Asset Builder Program, Inc., April 30, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                    (in US dollars)

                   Global Opportunity Portfolio (continued)

                                          Face                                                                Percent of
COUNTRY                                  Amount      Foreign Government Obligations     Cost        Value     Net Assets
Sweden                                              Government of Sweden:
                               Skr   15,400,000        5.50% due 4/12/2002        $ 1,956,294      $ 2,021,689       3.0%
                                      5,800,000        8% due 8/15/2007               879,521          892,952       1.3
                                                                                  -----------      -----------     ------
                                                                                    2,835,815        2,914,641       4.3

United Kingdom               Pound      750,000     UK Treasury Gilt, 7.25%
                          Sterling                  due 12/07/2007                  1,241,406        1,382,326       2.1

                                                    Total Investments in
                                                    Foreign Government Obligations  7,559,880        7,798,845      11.6

                                                    US Government Obligations

United States                                       US Treasury Notes and Bonds:
                               US$    2,150,000        6% due 8/15/1999             2,153,820        2,161,094       3.2
                                        800,000        6.50% due 5/31/2002            805,375          823,624       1.2
                                        425,000        6.25% due 2/15/2007            428,387          439,276       0.7
                                        635,000        6.625% due 5/15/2007           642,934          673,297       1.0
                                      1,980,000        6.625% due 2/15/2027         2,116,409        2,143,033       3.2

                                                    Total Investments in US
                                                    Government Obligations          6,146,925        6,240,324       9.3

                                                    Total Investments in Foreign
                                                    & US Government Obligations    13,706,805       14,039,169      20.9

                                         Shares
                   Industries             Held               US Stocks

United States      Aerospace & Defense    6,600     AlliedSignal, Inc.                265,008          289,163       0.4
                                          6,000     GenCorp, Inc.                     169,941          182,625       0.3
                                          1,700     Orbital Sciences Corporation       43,804           75,438       0.1
                                                                                  -----------      -----------     ------
                                                                                      478,753          547,226       0.8

                   Airlines               4,320     US Airways Group Inc.             193,108          307,260       0.5

                   Auto--Related          5,400     Hertz Corporation (Class A)       204,171          221,400       0.3

                   Automobile Parts       7,900     Federal-Mogul Corporation         314,568          511,031       0.8

                   Automotive &           8,400     Avis Rent A Car, Inc.             199,607          219,975       0.3
                   Equipment

                   Banking                7,000     Bank of New York Company,
                                                    Inc. (The)                        225,778          413,438       0.6
                                          3,540     BankAmerica Corp.                 220,662          300,900       0.5
                                                                                  -----------      -----------     ------
                                                                                      446,440          714,338       1.1

                   Banking & Financial    7,200     First Union Corporation           355,784          434,700       0.6

                   Broadcasting/Cable    10,500     Tele-Communications, Inc.
                                                    (Class A)                         216,332          338,625       0.5
                                         17,550     Tele-Communications TCI
                                                    Ventures Group (Class A)          180,083          286,284       0.4
                                                                                  -----------      -----------     ------
                                                                                      396,415          624,909       0.9

                   Broadcasting/Radio     7,500     Chancellor Media Corp.            243,688          355,313       0.5

                   Chemicals             11,000     Great Lakes Chemical
                                                    Corporation                       542,678          552,750       0.8

                   Commercial Services   16,450     Gartner Group, Inc. (Class A)     554,856          543,878       0.8

                   Communication         12,100     WorldCom, Inc.                    346,092          517,275       0.8
                   Equipment

                   Computer Products      6,580     Cisco Systems, Inc.               425,240          481,985       0.7

                   Computer Sales         9,400     International Business
                                                    Machines Corp.                    974,545        1,089,225       1.6

                   Computer Software      7,000     BMC Software, Inc.                465,190          654,500       1.0
                                          3,900     Microsoft Corporation             257,223          351,488       0.5
                                                                                  -----------      -----------     ------
                                                                                      722,413        1,005,988       1.5

                   Computers             26,500     COMPAQ Computer Corp.             789,818          743,656       1.1

                   Conglomerates         14,400     Dial Corporation (The)            288,578          351,000       0.5

                   Containers            11,000     Owens-Illinois, Inc.              337,376          435,188       0.7

                   Cosmetics              2,700     Gillette Company (The)            308,900          311,681       0.5

                   Electrical Equipment   5,500     General Electric Company          399,678          468,188       0.7
                                          3,400     Public Service Enterprise
                                                    Group, Inc.                       107,444          114,113       0.2
                                                                                  -----------      -----------     ------
                                                                                      507,122          582,301       0.9

                   Electronics            1,500     Intel Corporation                 121,875          121,219       0.2
                                          1,900     Texas Instruments Inc.            121,239          121,719       0.2
                                                                                  -----------      -----------     ------
                                                                                      243,114          242,938       0.4

                   Entertainment         10,400     Premier Parks Inc.                587,868          578,500       0.9
                                          5,400     Royal Caribbean Cruises Ltd.      251,400          369,225       0.6
                                          2,400     Walt Disney Company               264,293          298,350       0.4
                                                                                  -----------      -----------     ------
                                                                                    1,103,561        1,246,075       1.9

                   Financial Services     5,900     Providian Financial
                                                    Corporation                       376,331          355,106       0.5

                   Food                   5,600     Keebler Foods Company             158,217          159,600       0.2

                   Hardware Products      5,400     Black & Decker Corp.              189,784          278,775       0.4

                   Health Care           18,701     HEALTHSOUTH Corporation           496,934          564,536       0.8

                   Healthcare--Products   8,400     Columbia/HCA Healthcare
                   & Services                       Corporation                       265,587          276,675       0.4


                   Industrials           21,000     COMSAT Corporation                728,686          847,875       1.3

                   Information           10,370     Computer Associates
                   Processing                       International, Inc.               505,745          607,293       0.9

                   Insurance              9,400     Allmerica Financial
                                                    Corporation                       578,254          588,675       0.9
                                          7,700     Equitable Companies Inc. (The)    403,524          472,588       0.7
                                          6,087     Travelers Group Inc.              269,107          372,448       0.5
                                          2,200     UNUM Corporation                   82,080          118,250       0.2
                                                                                  -----------      -----------     ------
                                                                                    1,332,965        1,551,961       2.3

                   Leisure & Tourism      6,800     Carnival Corporation
                                                    (Class A)                         232,011          473,025       0.7

                   Machinery              8,000     Ingersoll-Rand Company            265,166          368,500       0.6

                   Machinery &            1,400     SPX Corporation                    82,060          101,325       0.2
                   Machine Tools

                   Manufacturing          5,200     Tyco International Ltd.           268,961          283,400       0.4

                   Medical Specialties    2,200     Warner-Lambert Company            303,132          416,213       0.6

                   Natural Gas           12,200     El Paso Natural Gas Co.           320,972          450,638       0.7
                                          3,500     Enron Corp.                       135,477          172,156       0.2
                                                                                  -----------      -----------     ------
                                                                                      456,449          622,794       0.9

                   Office Equipment       3,200     Danka Business Systems
                                                    PLC (ADR)*++                      157,610           64,000       0.1

                   Oil & Gas Producers    1,800     Smith International, Inc.         103,160          105,750       0.2


Merrill Lynch Asset Builder Program, Inc., April 30, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                    (in US dollars)

                   Global Opportunity Portfolio (continued)

                                         Shares                                                               Percent of
COUNTRY            Industries             Held                 US Stocks                Cost        Value     Net Assets
United States      Oil Service            2,500     Schlumberger Ltd.             $   168,095      $   207,188       0.3%
(concluded)
                   Pharmaceutical--       3,250     Bristol-Myers Squibb Co.          309,159          344,094       0.5
                   Diversified

                   Petroleum              7,500     Unocal Corp.                      270,534          307,031       0.5

                   Railroads              3,250     Burlington Northern
                                                    Santa Fe Corp.                    282,557          321,750       0.5

                   Real Estate            3,500     Starwood Hotels & Resorts         161,591          175,656       0.3
                   Investment Trusts

                   Retail                 8,700     Safeway, Inc.                     255,835          332,775       0.5

                   Retail--Drug Stores   13,110     Rite Aid Corporation              277,637          421,159       0.6

                   Retail--Specialty      3,100     Lowe's Companies, Inc.            222,255          216,806       0.3

                   Retail Stores          7,900     Wal-Mart Stores, Inc.             325,700          399,444       0.6

                   Retail Trade           9,140     Sears, Roebuck & Co.              456,909          542,116       0.8

                   Telecommunications     2,500     Globalstar Telecommuni-
                                                    cations Ltd.                      148,260          173,125       0.2
                                          5,400     SmarTalk Teleservices, Inc.       148,769          107,325       0.2
                                                                                 ------------     ------------     ------
                                                                                      297,029          280,450       0.4

                   Waste Management       9,450     USA Waste Services, Inc.          394,339          463,641       0.7

                                                    Total Investments in
                                                    US Stocks                      19,321,265       23,129,030      34.5

                                                          Foreign Stocks

Argentina          Petroleum             21,700     Yacimientos Petroliferos
                                                    Fiscales S.A. (ADR)*              656,399          756,788       1.1

                                                    Total Stocks in Argentina         656,399          756,788       1.1

Australia          Diversified           50,200     Broken Hill Proprietary
                   Resources                        Co., Ltd.                         660,237          490,580       0.7

                                                    Total Stocks in Australia         660,237          490,580       0.7

Bahamas            Hotels & Casinos      10,100     Sun International Hotels Ltd.     413,120          463,969       0.7

                                                    Total Stocks in the Bahamas       413,120          463,969       0.7

Canada             Automotive Parts      10,600     Magna International, Inc.
                                                    (Class A)                         584,766          790,362       1.2

                   Beverages              3,600     Seagram Co., Ltd. (The)           154,603          153,675       0.2

                   Entertainment         13,200     Imax Corp.                        210,684          354,750       0.5

                                                    Total Stocks in Canada            950,053        1,298,787       1.9

Finland            Holding Company       17,000     Amer Group Ltd.                   306,406          348,118       0.5

                   Insurance              5,700     Sampo Insurance Co. Ltd.          263,633          257,521       0.4

                   Paper & Forest        24,000     UPM-Kymmene Corp.                 500,294          720,661       1.1
                   Products

                   Pharmaceuticals       13,720     Orion-yhtyma OY (Class B)         372,233          425,837       0.6

                   Transportation        10,800     Finnlines OY                      211,570          575,207       0.9

                                                    Total Stocks in Finland         1,654,136        2,327,344       3.5

France             Electronics           16,900     Thomson-CSF S.A.                  578,105          668,928       1.0

                   Insurance              4,800     Axa-UAP (New)                     546,390          563,588       0.8
                                         10,300     Scor S.A.                         404,903          635,174       1.0
                                                                                 ------------     ------------     ------
                                                                                      951,293        1,198,762       1.8

                   Oil & Related          5,600     Elf Aquitaine S.A.                663,726          734,820       1.1

                   Semiconductor          8,000     SGS-Thomson Microelectronics
                   Capital Equipment                N.V. (NY Registered Shares)       438,486          676,000       1.0

                                                    Total Stocks in France          2,631,610        3,278,510       4.9

Germany            Auto & Truck           6,600     Daimler-Benz AG                   647,906          644,548       0.9

                   Banking                8,600     Bayerische Vereinsbank AG         554,936          654,348       1.0

                   Chemicals                600     Henkel KGaA                        26,670           41,973       0.1
                                          6,900     Henkel KGaA (Preferred)           340,999          538,462       0.8
                                                                                 ------------     ------------     ------
                                                                                      367,669          580,435       0.9

                   Machinery &            1,050     Mannesmann AG                     385,889          833,445       1.2
                   Equipment

                                                    Total Stocks in Germany         1,956,400        2,712,776       4.0

Indonesia          Telecommunications    24,500     P.T. Indonesian Satellite
                                                    Corp. (ADR)*                      603,664          346,062       0.5

                                                    Total Stocks in Indonesia         603,664          346,062       0.5

Italy              Machinery             71,000     Danieli & Co.                     266,366          376,902       0.6
                                         71,000     Danieli & Co. (Rights)(a)          29,061           18,965       0.0
                                                                                 ------------     ------------     ------
                                                                                      295,427          395,867       0.6

                   Publishing            57,000     Mondadori (Arnoldo)
                                                    Editore S.p.A.                    431,458          643,956       1.0

                                                    Total Stocks in Italy             726,885        1,039,823       1.6

Japan              Banking & Financial   28,000     Bank of Tokyo--Mitsubishi,
                                                    Ltd.                              425,197          347,561       0.5

                   Building Products     39,000     Matsushita Electric
                                                    Works, Ltd.                       427,436          351,484       0.5

                   Computers              4,000     Tokyo Electron Limited            158,438          157,528       0.3

                   Consumer--             4,000     Rohm Company Ltd.                 262,940          452,590       0.7
                   Electronics

                   Consumer--             5,300     Amway Japan Ltd.                  139,392           74,258       0.1
                   Miscellaneous

                   Electrical Equipment   5,000     Sony Corporation                  367,054          416,919       0.6

                   Electronics           26,000     Matsushita Electric
                                                    Industrial Co., Ltd.              421,498          417,449       0.6

                   Insurance             47,000     Tokio Marine & Fire
                                                    Insurance Co., Ltd.               500,861          512,572       0.8

                   Machinery             61,000     Makino Milling Machine
                                                    Co., Ltd.                         435,284          419,941       0.6

                   Retail Stores          8,000     Ito--Yokado Co., Ltd.             439,407          415,026       0.6

                                                    Total Stocks in Japan           3,577,507        3,565,328       5.3

Mexico             Beverages             11,750     Panamerican Beverages,
                                                    Inc. (Class A)                    365,477          468,531       0.7

                   Conglomerates         36,400     Grupo Carso, S.A. de
                                                    C.V. (ADR)*                       433,900          444,444       0.7

                   Financial Services    37,000     Grupo Financiero Bancomer,
                                                    S.A. de C.V. (Class B)(ADR)*      476,906          510,792       0.8

                   Utilities--           10,100     Telefonos de Mexico, S.A.
                   Communications                   de C.V. (Telmex)(ADR)*            499,035          571,912       0.8

                                                    Total Stocks in Mexico          1,775,318        1,995,679       3.0


Merrill Lynch Asset Builder Program, Inc., April 30, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                    (in US dollars)

                   Global Opportunity Portfolio (concluded)

                                         Shares                                                               Percent of
COUNTRY            Industries             Held                 US Stocks                Cost        Value     Net Assets
Netherlands        Oil--International     9,700     Royal Dutch Petroleum
                                                    Company (NY Registered
                                                    Shares)                       $   537,314      $   548,656       0.8%

                                                    Total Stocks in the
                                                    Netherlands                       537,314          548,656       0.8

Norway             Transportation        57,089     Color Line ASA                    221,108          199,055       0.3
                   Services

                                                    Total Stocks in Norway            221,108          199,055       0.3

Singapore          Banking               21,000     Oversea-Chinese Banking
                                                    Corp. Ltd. 'Foreign'              111,968          110,701       0.2

                                                    Total Stocks in Singapore         111,968          110,701       0.2

South Africa       Diversified           49,700     Sasol Limited                     561,460          501,424       0.8

                                                    Total Stocks in South Africa      561,460          501,424       0.8

South Korea        Engineering &          3,874     Hyundai Engineering &
                   Construction                     Construction Co., Ltd. (GDR)**     49,727            2,034       0.0
                                            871     Hyundai Engineering &
                                                    Construction Co., Ltd. (Rights)
                                                    (GDR)**(b)                              0                0       0.0

                                                    Total Stocks in South Korea        49,727            2,034       0.0

Spain              Diversified           12,200     Dinamia S.A.                      229,278          208,150       0.3

                   Petroleum             10,600     Repsol S.A. (ADR)*                401,272          579,687       0.9

                                                    Total Stocks in Spain             630,550          787,837       1.2

Sweden             Auto & Truck           8,800     Autoliv AB                        285,516          267,311       0.4

                   Banking              105,500     Nordbanken Holding AB             639,448          777,310       1.1
                                         16,200     Sparbanken Sverige AB
                                                    (Class A)                         207,538          512,512       0.8
                                                                                 ------------     ------------     ------
                                                                                      846,986        1,289,822       1.9

                   Chemicals             17,000     Perstorp AB (Class B)             318,484          325,220       0.5

                   Diversified            4,600     Custos AB (A Shares)              118,477          120,109       0.2
                   Companies              4,600     Custos AB (B Shares)              121,232          118,920       0.1
                                                                                 ------------     ------------     ------
                                                                                      239,709          239,029       0.3

                   Electronics            9,000     Spectra-Physics AB (Class A)      274,607          173,339       0.3

                   Investment            20,300     Bure Investment AB                192,973          318,815       0.5
                   Management

                   Real Estate           24,200     Castellum AB                      211,107          287,786       0.4

                                                    Total Stocks in Sweden          2,369,382        2,901,322       4.3

Switzerland        Banking & Financial      180     UBS                               288,158          290,017       0.4

                   Pharmaceuticals           64     Roche Holding AG                  565,734          648,963       1.0

                                                    Total Stocks in Switzerland       853,892          938,980       1.4

United Kingdom     Aerospace &           20,900     British Aerospace PLC             638,019          697,696       1.0
                   Defense

                   Automobile Parts     154,400     LucasVarity PLC                   520,566          689,429       1.0

                   Beverages             41,904     Diageo PLC                        354,594          498,494       0.7

                   Chemicals              1,700     Imperial Chemical
                                                    Industries PLC                     19,556           30,846       0.1
                                          7,500     Imperial Chemical
                                                    Industries PLC (ADR)*             389,042          545,156       0.8
                                                                                 ------------     ------------     ------
                                                                                      408,598          576,002       0.9

                   Foods                 40,200     Devro PLC                         289,780          364,712       0.6

                   Retail Trade          49,000     Dixons Group PLC                  474,763          467,473       0.7

                                                    Total Stocks in the
                                                    United Kingdom                  2,686,320        3,293,806       4.9

                                                    Total Investments in
                                                    Foreign Stocks                 23,627,050       27,559,461      41.1

                                                    Total Investments in
                                                    US & Foreign Stocks            42,948,315       50,688,491      75.6

SHORT-TERM                                Face
SECURITIES                               Amount             Issue

                   Commercial     US$ 1,573,000     General Motors Acceptance
                   Paper***                         Corp., 5.56% due 5/01/1998      1,573,000        1,573,000       2.3

                                                    Total Investments in
                                                    Short-Term Securities           1,573,000        1,573,000       2.3

                   Total Investments                                              $58,228,120       66,300,660      98.8
                                                                                  ===========
                   Unrealized Depreciation on Forward Foreign Exchange Contracts++++                   (41,975)     (0.1)

                   Other Assets Less Liabilities                                                       840,719       1.3
                                                                                                   -----------     ------
                   Net Assets                                                                      $67,099,404     100.0%
                                                                                                   ===========     ======

                   Net Asset Value:    Class A--Based on net assets of $193,408
                                                and 15,624 shares outstanding                      $     12.38
                                                                                                   ===========
                                       Class B--Based on net assets of $45,532,496
                                                and 3,718,969 shares outstanding                   $     12.24
                                                                                                   ===========
                                       Class C--Based on net assets of $17,954,513
                                                and 1,469,320 shares outstanding                   $     12.22
                                                                                                   ===========
                                       Class D--Based on net assets of $3,418,987
                                                and 276,681 shares outstanding                     $     12.36
                                                                                                   ===========


                (a)The rights may be exercised until 5/11/1998.
                (b)The rights may be exercised until 5/01/1998.
                  *American Depositary Receipts (ADR).
                 **Global Depositary Receipts (GDR).
                ***Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the
                   Portfolio.
                 ++Consistent with the general policy of the Securities and Exchange
                   Commission, the nationality or domicile of an issuer for
                   determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) the country in which the issuer derives a significant proportion (at least 50%) of its revenue or profits from goods produced and sold, investments made, or services performed in the country, or in which at least 50%
                   of the assets of the issuer are situated.
               ++++Forward foreign exchange contracts sold as of April 30, 1998 were as follows:
                                                                    Unrealized
                   Foreign                         Expiration      Appreciation
                   Currency Sold                      Date        (Depreciation)

                   A$                   770,000      May 1998      $   (1,987)
                   C$                 1,413,000      May 1998          12,359
                   Chf                  970,000     July 1998           3,691
                   Dkr                5,900,000      May 1998          (3,887)
                   DM                 1,350,000      May 1998          (7,923)
                   DM                 9,350,000     July 1998         (22,881)
                   Fmk               12,100,000      May 1998         (12,016)
                   Frf               17,275,000     July 1998         (16,094)
                   Pound Sterling     2,800,000      May 1998          20,250
                   Lit            3,050,000,000      May 1998          (5,999)
                   Pta              121,500,000      May 1998          (2,083)
                   Skr               43,850,000      May 1998         (22,449)
                   YEN              460,000,000      May 1998          17,044
                                                                   ----------
                   Total Unrealized Depreciation on Forward
                   Foreign Exchange Contracts Sold--Net
                   (US$ Commitment--$30,417,832)                   $  (41,975)
                                                                   ==========



Merrill Lynch Asset Builder Program, Inc., April 30, 1998

SCHEDULE OF INVESTMENTS                                                                                 (in US dollars)
                   Growth Opportunity Portfolio

                                          Shares                                                              Percent of
                   Industries              Held            Common Stocks               Cost           Value   Net Assets
                   Advertising           10,000     Interpublic Group of
                                                    Companies, Inc.               $   455,324      $   638,750       1.0%

                   Banking & Financial   19,800     Banc One Corp.                    921,491        1,164,488       1.8
                                          5,000     BankAmerica Corp.                 355,782          425,000       0.7
                                          3,000     Citicorp                          390,860          451,500       0.7
                                         15,000     Mellon Bank Corporation           833,523        1,080,000       1.7
                                         12,000     State Street Corp.                594,654          858,000       1.3
                                                                                  -----------      -----------     ------
                                                                                    3,096,310        3,978,988       6.2

                   Beverages              4,000     Coca-Cola Company (The)           242,115          303,500       0.5

                   Broadcasting--Radio   12,000     Chancellor Media Corp.            568,088          568,500       0.9
                   & Television           7,000     Clear Channel
                                                    Communications, Inc.              588,900          659,750       1.0
                                                                                  -----------      -----------     ------
                                                                                    1,156,988        1,228,250       1.9

                   Communication         24,000     Cisco Systems, Inc.             1,488,667        1,758,000       2.7
                   Equipment             32,000     FORE Systems, Inc.                708,777          730,000       1.1
                                          8,000     Lucent Technologies, Inc.         284,483          609,000       0.9
                                         14,500     Newbridge Networks Corp.          614,672          425,031       0.7
                                          5,000     Northern Telecom Limited          246,980          304,375       0.5
                                          6,000     Telefonaktiebolaget LM
                                                    Ericsson (ADR)*                   245,869          307,875       0.5
                                                                                  -----------      -----------     ------
                                                                                    3,589,448        4,134,281       6.4

                   Computers             53,000     COMPAQ Computer Corp.           1,198,549        1,487,313       2.3
                                          8,000     Dell Computer Corporation         517,431          645,500       1.0
                                         10,000     Hewlett-Packard Co.               677,888          753,125       1.2
                                                                                  -----------      -----------     ------
                                                                                    2,393,868        2,885,938       4.5

                   Cosmetics              7,000     Gillette Company (The)            601,649          808,063       1.3
                                          1,500     International Flavors &
                                                    Fragrances, Inc.                   66,303           73,406       0.1
                                                                                  -----------      -----------     ------
                                                                                      667,952          881,469       1.4

                   Electrical             2,000     Emerson Electric Company          108,040          127,250       0.2
                   Equipment             26,000     General Electric Company        1,673,626        2,213,250       3.4
                                          1,000     Honeywell, Inc.                    74,816           93,125       0.2
                                                                                  -----------      -----------     ------
                                                                                    1,856,482        2,433,625       3.8

                   Electronics           20,000     Intel Corporation               1,553,956        1,616,250       2.5
                                          3,500     SGS-Thomson Microelectronics
                                                    N.V. (NY Registered Shares)       248,832          295,750       0.5
                                         16,000     Texas Instruments Inc.            933,960        1,025,000       1.6
                                                                                  -----------      -----------     ------
                                                                                    2,736,748        2,937,000       4.6

                   Energy                10,000     El Paso Natural Gas Co.           268,430          369,375       0.5
                                          5,000     Enron Corp.                       208,459          245,938       0.4
                                                                                  -----------      -----------     ------
                                                                                      476,889          615,313       0.9

                   Entertainment          7,000     Viacom, Inc. (Class A)            260,391          404,250       0.6
                                         15,000     Walt Disney Company             1,477,489        1,864,688       2.9
                                                                                  -----------      -----------     ------
                                                                                    1,737,880        2,268,938       3.5

                   Financial Services     2,500     American Express Company          221,681          255,000       0.4
                                          5,000     Federal National Mortgage
                                                    Association                       279,616          299,375       0.5
                                         10,000     Franklin Resources, Inc.          546,808          535,000       0.8
                                         14,000     Morgan Stanley, Dean Witter,
                                                    Discover and Co.                  885,329        1,104,250       1.7
                                          9,000     Travelers Group, Inc. (The)       447,747          550,687       0.9
                                                                                  -----------      -----------     ------
                                                                                    2,381,181        2,744,312       4.3

                   Food                   2,000     ConAgra, Inc.                      47,060           58,375       0.1
                                          4,000     Wrigley (Wm.) Jr. Co.             288,597          356,000       0.5
                                                                                  -----------      -----------     ------
                                                                                      335,657          414,375       0.6

                   Food Merchandising     6,000     Albertsons, Inc.                  224,912          300,000       0.4
                                         11,000     Meyer (Fred), Inc.                242,328          493,625       0.8
                                                                                  -----------      -----------     ------
                                                                                      467,240          793,625       1.2

                   Home Furnishings      18,000     Ethan Allen Interiors, Inc.       971,837          916,875       1.4

                   Hotels                 8,000     Marriott International, Inc.      294,415          264,000       0.4
                                          1,000     Marriott International,
                                                    Inc. (Class A)                     11,213           32,000       0.1
                                                                                  -----------      -----------     ------
                                                                                      305,628          296,000       0.5

                   Household Products     7,000     Colgate-Palmolive Co.             565,005          627,812       1.0
                                          6,000     Kimberly-Clark Corporation        280,503          304,500       0.5
                                         20,000     Procter & Gamble Company        1,485,044        1,643,750       2.5
                                          8,000     Unilever N.V. (NY Registered
                                                    Shares)                           519,051          597,000       0.9
                                                                                  -----------      -----------     ------
                                                                                    2,849,603        3,173,062       4.9

                   Information           27,000     First Data Corp.                  961,514          914,625       1.4
                   Processing

                   Insurance              1,000     Aetna Inc.                         82,249           80,812       0.1
                                          9,000     American International
                                                    Group, Inc.                       928,860        1,184,062       1.9
                                                                                  -----------      -----------     ------
                                                                                    1,011,109        1,264,874       2.0

                   Leisure               14,000     Polygram N.V. (NY
                                                    Registered Shares)                734,358          606,375       0.9

                   Medical Technology     8,300     Boston Scientific Corp.           470,698          600,194       0.9
                                          9,000     Guidant Corporation               594,452          601,875       1.0
                                          1,000     Johnson & Johnson                  66,560           71,375       0.1
                                                                                  -----------      -----------     ------
                                                                                    1,131,710        1,273,444       2.0

                   Oil Services          10,000     Baker Hughes, Inc.                399,621          405,000       0.6
                                          9,000     Diamond Offshore
                                                    Drilling, Inc.                    462,790          455,625       0.7
                                          5,000     Schlumberger Ltd.                 292,524          414,375       0.7
                                                                                  -----------      -----------     ------
                                                                                    1,154,935        1,275,000       2.0

                   Pharmaceuticals        2,000     Amgen, Inc.                       131,750          119,125       0.2
                                         10,000     Bristol-Myers Squibb Co.          881,987        1,058,750       1.7
                                         15,000     Merck & Co., Inc.               1,569,445        1,807,500       2.8
                                         20,000     Pfizer, Incorporated            1,623,087        2,276,250       3.5
                                                                                  -----------      -----------     ------
                                                                                    4,206,269        5,261,625       8.2

                   Photography            2,000     Eastman Kodak Co.                 141,535          144,375       0.2

                   Pollution Control        500     Waste Management, Inc.             14,160           16,750       0.0

                   Restaurants            3,000     McDonald's Corp.                  142,703          185,625       0.3


Merrill Lynch Asset Builder Program, Inc., April 30, 1998

SCHEDULE OF INVESTMENTS (concluded)                                                                     (in US dollars)
                   Growth Opportunity Portfolio (concluded)

                                          Shares                                                              Percent of
                   Industries              Held            Common Stocks               Cost           Value   Net Assets
                   Retail--Specialty     11,000     CVS Corporation               $   722,362      $   811,250       1.3%
                                         11,000     Gap Inc.                          444,363          565,813       0.9
                                         50,000     Staples, Inc.                     929,565        1,234,375       1.9
                                         30,000     Walgreen Co.                      971,102        1,035,000       1.6
                                                                                  -----------      -----------     ------
                                                                                    3,067,392        3,646,438       5.7

                   Retail Stores         14,000     Federated Department
                                                    Stores, Inc.                      694,979          688,625       1.1
                                         44,000     Wal-Mart Stores, Inc.           1,783,197        2,224,750       3.4
                                                                                  -----------      -----------     ------
                                                                                    2,478,176        2,913,375       4.5

                   Semiconductors        18,000     Applied Materials, Inc.           664,030          650,250       1.0

                   Software--Computer    33,000     Baan Company, N.V.              1,051,762        1,460,250       2.3
                                         20,000     Microsoft Corporation           1,681,562        1,802,500       2.8
                                         27,000     PeopleSoft, Inc.                1,239,063        1,253,812       2.0
                                         11,000     SAP AG (Systeme,
                                                    Anwendungen, Produkte in der
                                                    Datenverarbeitung) (ADR)*         783,324        1,826,910       2.8
                                                                                  -----------      -----------     ------
                                                                                    4,755,711        6,343,472       9.9

                   Telecommunications    22,000     AT&T Corp.                      1,435,871        1,321,375       2.1
                                         22,000     Sprint Corporation              1,377,364        1,502,875       2.3
                                                                                  -----------      -----------     ------
                                                                                    2,813,235        2,824,250       4.4

                   Toys                  13,000     Mattel, Inc.                      487,161          498,062       0.8

                   Travel & Lodging      12,000     Carnival Corporation
                                                    (Class A)                         672,036          834,750       1.3

                                                    Total Investments in
                                                    Common Stocks                  50,157,184       59,297,591      92.2


                                          Face
                                         Amount       Short-Term Securities

                   Commercial        $2,074,000     General Motors Acceptance
                   Paper**                          Corp., 5.56% due 5/01/1998      2,074,000        2,074,000       3.2
                                      2,500,000     Lexington Parker Capital
                                                    Company, LLC, 5.53% due
                                                    5/29/1998                       2,489,247        2,489,247       3.9

                                                    Total Investments in
                                                    Short-Term Securities           4,563,247        4,563,247       7.1

                   Total Investments                                              $54,720,431       63,860,838      99.3
                                                                                  ===========
                   Other Assets Less Liabilities                                                       468,234       0.7
                                                                                                   -----------     ------
                   Net Assets                                                                      $64,329,072     100.0%
                                                                                                   ===========     ======
                   Net Asset Value:     Class A--Based on net assets of $347,143
                                                 and 22,514 shares outstanding                     $     15.42
                                                                                                   ===========
                                        Class B--Based on net assets of $40,110,448
                                                 and 2,638,240 shares outstanding                  $     15.20
                                                                                                   ===========
                                        Class C--Based on net assets of $21,606,841
                                                 and 1,422,520 shares outstanding                  $     15.19
                                                                                                   ===========
                                        Class D--Based on net assets of $2,264,640
                                                 and 147,035 shares outstanding                    $     15.40
                                                                                                   ===========


                  *American Depositary Receipts (ADR).
                 **Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the
                   Fund.



SCHEDULE OF INVESTMENTS                                                                               (in US dollars)
                    Quality Bond Portfolio

                     S&P     Moody's    Face
INDUSTRIES          Ratings   Ratings  Amount                Bonds & Notes                        Cost           Value
Asset-Backed        AAA      Aaa    $  90,270   Arcadia Automobile Receivables Trust,
Securities--0.8%                                6.10% due 6/15/2000 (a)                       $    90,253    $    90,419

Banking--17.7%      A        A2       250,000   Bank of New York Company, Inc. (The),
                                                7.875% due 11/15/2002                             276,675        266,548
                    A+       Aa3      250,000   BankAmerica Corp., 6.65% due 5/01/2001            249,863        253,795
                    A-       aa3      300,000   Chase Capital II, 6.152% due 2/01/2027            289,575        293,721
                    BBB+     Baa1     250,000   MBNA American Bank N.A., 5.987% due 6/10/2004     246,142        245,398
                    A-       A3       250,000   Mellon Financial Co., 6.375% due 2/15/2010        251,010        246,223
                    A        A1       300,000   NationsBank Corp., 6.50% due 8/15/2003            308,325        302,547
                    AA-      Aa3      250,000   Norwest Corporation, 6.75% due 5/12/2000          249,628        253,680
                    A-       A2       200,000   Wells Fargo & Company, 8.375% due 5/15/2002       213,120        214,308
                                                                                              -----------    -----------
                                                                                                2,084,338      2,076,220

Financial           A        A2       200,000   Bear Stearns Companies, Inc., 6.75%
Services--                                      due 8/15/2000                                     198,730        202,718
12.8%               BBB-     Baa2     100,000   Commercial Net Lease Realty, 7.125%
                                                due 3/15/2008                                      99,729         98,987
                    A-       A3        38,000   Donaldson, Lufkin & Jenrette Inc.,
                                                6.875% due 11/01/2005                              37,694         38,695
                    BBB-     Baa3     150,000   Hospitality Properties Trust, 7%
                                                due 3/01/2008                                     149,730        148,100
                    AA       Aa2      200,000   MBIA, Inc., 7.15% due 7/15/2027                   199,510        207,886
                    A+       A1       300,000   Morgan Stanley Group Inc., 6.875%
                                                due 3/01/2007                                     298,923        308,247
                    A        A2       150,000   Salomon Smith Barney Holdings, Inc.,
                                                7.375% due 5/15/2007                              149,867        159,069
                    A+       aa3      100,000   Travelers Capital II, 7.75% due 12/01/2036        100,170        104,073
                    AA-      Aa3      200,000   Travelers Group, Inc. (The), 7.875%
                                                due 5/15/2025                                     205,616        225,980
                                                                                              -----------    -----------
                                                                                                1,439,969      1,493,755

Financial           A        A2       250,000   Beneficial Corporation, 6.80% due 9/16/2003       250,000        254,834
Services--          A        aa3      150,000   CIT Capital Trust I, 7.70% due 2/15/2027          149,316        153,493
Consumer--3.5%                                                                                -----------    -----------
                                                                                                  399,316        408,327

Industrial--        A+       A1       100,000   Anheuser-Busch Cos., Inc., 8.75%
Consumer Goods--                                due 12/01/1999                                    107,905        104,083
9.0%                AA-      Aa3      250,000   Archer-Daniels-Midland Co., 8.375% due
                                                4/15/2017                                         303,008        295,963
                    A        A1       100,000   Bass America, Inc., 8.125% due 3/31/2002          105,928        106,453
                    BBB-     Baa3     250,000   Flowers Industries, Inc., 7.15% due 4/15/2028     248,675        248,298
                    A        A1        80,000   PepsiCo, Inc., 5.75% due 1/02/2003                 79,595         79,127
                    AA       Aa2      200,000   Wal-Mart Stores, Inc., 8.50% due 9/15/2024        207,350        220,182
                                                                                              -----------    -----------
                                                                                                1,052,461      1,054,106

Industrial--        AA       Aa2      175,000   BP America Inc., 9.375% due 11/01/2000            200,263        188,379
Energy--6.3%        AA-      A1       300,000   Consolidated Natural Gas Company,
                                                6.80% due 12/15/2027                              297,570        304,776
                    BBB      Baa2     250,000   Occidental Petroleum Corp., 6.50%
                                                due 4/01/2005                                     248,575        248,777
                                                                                              -----------    -----------
                                                                                                  746,408        741,932


Merrill Lynch Asset Builder Program, Inc., April 30, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                   (in US dollars)
                    Quality Bond Portfolio (concluded)

                     S&P     Moody's    Face
INDUSTRIES          Ratings   Ratings  Amount                Bonds & Notes                        Cost           Value
Industrial--        A        A2     $ 200,000   AlliedSignal Inc., 6.20% due 2/01/2008        $   199,732    $   198,688
Manufacturing--     BBB+     A3       200,000   Applied Materials Inc., 6.75% due
10.6%                                           10/15/2007                                        199,870        200,994
                    AA-      Aa3      200,000   duPont (E.I.) de Nemours & Co., 6.75%
                                                due 9/01/2007                                     207,154        208,144
                    A        A1       200,000   Ford Motor Credit Company, 7% due 9/25/2001       199,204        205,206
                                                General Motors Acceptance Corp.:
                    A        A2       100,000     8.50% due 1/01/2003                             108,510        108,805
                    A        A2       200,000     8.75% due 7/15/2005                             226,232        226,982
                    A        A1        90,000   PPG Industries, Inc., 6.50% due 11/01/2007         89,725         91,116
                                                                                              -----------    -----------
                                                                                                1,230,427      1,239,935

Industrial--        A        A2       150,000   Carnival Cruise Lines, Inc., 7.70%
Services--8.5%                                  due 7/15/2004                                     156,745        160,068
                    A-       Baa1     150,000   Computer Associates International,
                                                Inc., 6.375% due 4/15/2005                        149,206        149,144
                    A        A2       231,986   Disney Enterprises, Inc., 6.85% due
                                                1/10/2007(a)                                      231,828        236,832
                    A        A2       200,000   First Data Corp., 6.375% due 12/15/2007           199,486        200,202
                    BBB-     Baa3     120,000   TCI Communication Inc., 8.75% due 8/01/2015       140,767        139,390
                    BBB-     Baa3     100,000   Time Warner Entertainment Co., 8.375%
                                                due 3/15/2023                                     107,029        114,463
                                                                                              -----------    -----------
                                                                                                  985,061      1,000,099

Transportation--    BBB      Baa2     250,000   CSX Corp., 7.90% due 5/01/2017                    279,712        278,040
2.4%

US Government       AAA      Aaa      200,000   US Treasury Bond, 6.375% due 8/15/2027            211,750        210,438
Obligations--14.6%                              US Treasury Notes:
                    AAA      Aaa      350,000     5.625% due 2/28/2001                            352,598        349,891
                    AAA      Aaa       25,000     5.875% due 9/30/2002                             25,289         25,183
                    AAA      Aaa      250,000     5.50% due 2/28/2003                             250,105        248,242
                    AAA      Aaa      475,000     7.50% due 2/15/2005                             522,573        521,460
                    AAA      Aaa      275,000     7% due 7/15/2006                                297,150        296,741
                    AAA      Aaa       50,000     6.125% due 8/15/2007                             52,836         51,351
                                                                                              -----------    -----------
                                                                                                1,712,301      1,703,306

Utilities--         A+       A2       300,000   ALLTEL Corporation, 6.75% due 9/15/2005           295,380        305,967
Communications--    AAA      Aaa      125,000   Indiana Bell Telephone Co., Inc.,
8.4%                                            7.30% due 8/15/2026                               133,639        136,854
                    BBB-     Baa2     200,000   MCI Communications Corp., 6.125% due
                                                4/15/2012                                         199,466        198,912
                    AA       Aa3      125,000   Southwestern Bell Capital Corp., 6.50%
                                                due 3/12/2003                                     126,222        127,146
                    BBB-     Baa2     200,000   WorldCom, Inc., 7.75% due 4/01/2007               217,758        215,710
                                                                                              -----------    -----------
                                                                                                  972,465        984,589

Utilities--         A+       A1       100,000   Consolidated Edison, Inc., 6.25%
Electric--2.3%                                  due 2/01/2008                                     100,000         98,940
                    A        A2       150,000   Virginia Electric & Power Co., 8.625%
                                                due 10/01/2024                                    166,200        166,348
                                                                                              -----------    -----------
                                                                                                  266,200        265,288

                                                Total Investments in
                                                Bonds & Notes--96.9%                           11,258,911     11,336,016

SHORT-TERM
SECURITIES                                                Issue

Commercial Paper*--                   208,000   General Electric Capital Corp.,
1.8%                                            5.56% due 5/01/1998                               208,000        208,000

                                                Total Investments in
                                                Short-Term Securities--1.8%                       208,000        208,000

                    Total Investments--98.7%                                                  $11,466,911     11,544,016
                                                                                              ===========
                    Other Assets Less Liabilities--1.3%                                                          146,640
                                                                                                             -----------
                    Net Assets--100.0%                                                                       $11,690,656
                                                                                                             ===========

                    Net Asset Value:       Class A--Based on net assets of $920,359 and
                                                    91,898 shares outstanding                                $     10.02
                                                                                                             ===========
                                           Class B--Based on net assets of $7,089,545 and
                                                    708,308 shares outstanding                               $     10.01
                                                                                                             ===========
                                           Class C--Based on net assets of $3,075,178 and
                                                    307,252 shares outstanding                               $     10.01
                                                                                                             ===========
                                           Class D--Based on net assets of $605,574 and
                                                    60,503 shares outstanding                                $     10.01
                                                                                                             ===========


                   *Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the
                    Portfolio.
                 (a)Subject to principal paydowns.


SCHEDULE OF INVESTMENTS                                                                               (in US dollars)


                    US Government Securities Portfolio

                                                                    Face     Interest          Maturity
                    Issue                                          Amount      Rate            Date(s)          Value
US Government       Federal Home Loan Mortgage Corporation       $  998,270    11.50 %        6/01/2019      $ 1,131,908
Agency              Federal National Mortgage
Mortgage-Backed     Association--Dwarf                            2,600,000     6.50            TBA(1)         2,608,918
Obligations*--      Government National Mortgage Association        492,596     6.50          1/15/2028          488,128
64.3%               Government National Mortgage Association        990,484     7.00          11/15/2027       1,002,707
                    Government National Mortgage Association      1,834,643     7.50    10/15/2025-12/15/2027  1,884,951

                    Total US Government Agency Mortgage-Backed
                    Obligations (Cost--$7,014,958)                                                             7,116,612

US Government       US Treasury Notes                             1,300,000     5.375         2/15/2001        1,292,083
Obligations--33.0%  US Treasury Notes                             1,700,000     5.875         11/15/2005       1,711,679
                    US Treasury STRIPS**                            850,000     6.065++       5/15/2005          569,355
                    US Treasury STRIPS**                            300,000     6.09++        8/15/2019           82,857

                    Total US Government Obligations (Cost--$3,581,511)                                         3,655,974


Merrill Lynch Asset Builder Program, Inc., April 30, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                   (in US dollars)
                    US Government Securities Portfolio (concluded)

SHORT-TERM              Face
SECURITIES             Amount                       Issue                                                       Value
Repurchase          3,960,000          Nikko Securities Company, purchased
Agreements***--                        4/30/1998 to yield 5.52% to 5/01/1998                                 $ 3,960,000
35.8%

                    Total Investments in Short-Term Securities (Cost--$3,960,000)                              3,960,000

                    Total Investments (Cost--$14,556,469)--133.1%                                             14,732,586

                    Liabilities in Excess of Other Assets--(33.1%)                                            (3,659,900)
                                                                                                             -----------
                    Net Assets--100.0%                                                                       $11,072,686
                                                                                                             ===========

                    Net Asset Value:   Class A--Based on net assets of $2,815,293 and
                                                270,146 shares outstanding                                   $     10.42
                                                                                                             ===========
                                       Class B--Based on net assets of $5,918,810 and
                                                568,047 shares outstanding                                   $     10.42
                                                                                                             ===========
                                       Class C--Based on net assets of $2,039,787 and
                                                195,790 shares outstanding                                   $     10.42
                                                                                                             ===========
                                       Class D--Based on net assets of $298,796 and
                                                28,660 shares outstanding                                    $     10.43
                                                                                                             ===========


                 (1)Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.
                  ++Represents the yield-to-maturity on this zero coupon issue at the time of purchase by the Portfolio.
                   *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
                  **STRIPS--Separate Trading of Registered Interest and Principal of
                    Securities.
                 ***Repurchase Agreements are fully collateralized by US Government &
                    Agency Obligations.


EQUITY PORTFOLIO CHANGES


For the Quarter Ended April 30, 1998

FUNDAMENTAL
VALUE PORTFOLIO

Additions

 Associates First Capital Corporation
 Cinergy Corp.
 Columbia/HCA Healthcare Corporation
 Diamond Offshore Drilling, Inc.
 Kimberly-Clark Corporation
 Motorola, Inc.
 Newmont Mining Corporation
 Royal Dutch Petroleum Company
   (NY Registered Shares)


Deletions

 Union Pacific Corporation
 Dillard's Inc. (Class A)
 U S West Media Group



GLOBAL
OPPORTUNITY
PORTFOLIO


Additions

 Allmerica Financial Corporation
 Autoliv AB
 Axa-UAP (New)
 British Aerospace PLC
 COMSAT Corporation
 Columbia/HCA Healthcare Corporation
 Custos AB (A Shares)
 Custos AB (B Shares)
 Daimler-Benz AG
*Diageo PLC (Class B)
 Dinamia S.A.
 Elf Aquitaine S.A.
 Equitable Companies Inc. (The)
 Gillette Company (The)
 Great Lakes Chemical Corporation
 Intel Corporation
 Lowe's Companies, Inc.
 Oversea-Chinese Banking Corp. Ltd.
   'Foreign'
 Premier Parks Inc.
 Providian Financial Corporation
 Sampo Insurance Co. Ltd.
 Seagram Co., Ltd. (The)
 Texas Instruments Inc.
 Tokyo Electron Limited
 Tyco International Ltd.
 UBS
 USA Waste Services, Inc.
 Walt Disney Company


Deletions

 AT&T Corp.
 American Express Company
 Bridgestone Corp.
 Brunswick Corporation
 DENTSPLY International Inc.
*Diageo PLC (Class B)
 Edison International, Inc.
 Glenborough Realty Trust, Inc.
 Gucci Group N.V. (NY Registered)
 Harnischfeger Industries, Inc.
 Hartford Life, Inc. (Class A)
 Illinova Corporation
 Lilly (Eli) and Company
 Lockheed Martin Corporation
 MGIC Investment Corporation
 Maeda Corp.
 National Semiconductor Corporation
 Novartis AG (ADR)
 OMI Corp.
 Okumura Corp.
 Pfizer, Incorporated
 Philip Morris Companies, Inc.
 Prentiss Properties Trust
 Provident Companies, Inc.
 Rio Tinto PLC
 San Miguel Corp. (Class B)
 Texas Utilities Company
 Travelers Property Casualty Corp.
   (Class A)


GROWTH
OPPORTUNITY
PORTFOLIO


Additions

 AT&T Corp.
 Applied Materials, Inc.
 Chancellor Media Corp.
 Clear Channel Communications, Inc.
 Dell Computer Corporation
 Federated Department Stores, Inc.
 Franklin Resources, Inc.
 Marriott International, Inc. (Class A)
 PeopleSoft, Inc.
*Sodexho Marriott Service, Inc.
 Texas Instruments Inc.


Deletions

*Sodexho Marriott Service, Inc.

[FN]
*Added and deleted in the same quarter.